Exhibit 99.3

MUTUAL RELEASE
This Mutual Release (“Release”) is made and entered into as of the 30 day of May, 2008, by and between Whitestone REIT (“Whitestone REIT”), Whitestone REIT Operating Partnership, L.P. (“Whitestone REIT OP”), James C. Mastandrea (“Mastandrea”), and John J. Dee (“Dee”) and Allen R. Hartman (“Hartman”), Hartman Management, L.P. (“Hartman Management”), and Hartman Income REIT, as successor-in-interest of Hartman Management (“Hartman Income REIT”).  Whitestone REIT, Whitestone REIT OP, Mastandrea, Dee, Hartman, Hartman Management, and Hartman Income REIT are referred to herein collectively as the “Parties” and each individually as a “Party.”

WHEREAS, Whitestone REIT and Whitestone REIT OP have asserted certain claims and causes of action against Hartman and Hartman Management, Hartman and Hartman Management have asserted counter-claims against Whitestone REIT and Whitestone REIT OP, and Mastandrea and Dee have asserted third-party claims against Hartman and Hartman Management, in litigation in Houston, Texas, styled Whitestone REIT and Whitestone REIT Operating Partnership, L.P. v. Allen R. Hartman and Hartman Management, L.P., Cause Number 2006-63041, in the 333rd Judicial District Court of Harris County, Texas (the “State Litigation”) related to the termination of Hartman as president and CEO of Whitestone REIT, the termination and expiration of certain agreements between Whitestone REIT, Whitestone REIT OP, and Hartman Management, and certain statements made by Hartman about Mastandrea and Dee;

WHEREAS, Whitestone REIT has asserted certain claims and causes of action against Hartman and Hartman Management, and Hartman and Hartman Management have asserted counter-claims against Whitestone REIT, in litigation in Houston, Texas, styled Whitestone REIT v. Allen R. Hartman and Hartman Management, L.P., Cause Number 4:06-CV-3897, in the United States District Court for the Southern District of Texas (the “Federal Litigation”) related to certain consent solicitation statements filed by Hartman and certain amendments to the declaration and bylaws of Whitestone REIT;

WHEREAS, the Parties desire to avoid the expense and burden of continued litigation and to resolve fully and finally all disputes between and among them;

NOW, THEREFORE, in consideration of the foregoing and other mutual consideration, receipt of which is hereby acknowledged by the Parties hereto, and intending to be legally bound, the Parties hereby agree as follows:

TERMS

1.           Dismissal of Hartman and Hartman Management.  Within five (5) days of the execution of this Release by all Parties, Whitestone REIT, Whitestone REIT OP, Mastandrea, and Dee will file a Notice of Dismissal with the 333rd Judicial District Court, dismissing with prejudice all of their claims against Hartman and Hartman Management in the State Litigation.  Within five (5) days of the execution of this Release by all Parties, Whitestone REIT will file a Motion to Dismiss with the United States District Court for the Southern District of Texas, dismissing with prejudice all of its claims against Hartman and Hartman Management in the Federal Litigation.

2.           Dismissal of Whitestone REIT and Whitestone REIT OP.  Within five (5) days of the execution of this Release by all Parties, Hartman and Hartman Management will file a Notice of Dismissal with the 333rd Judicial District Court, dismissing with prejudice all of their claims against Whitestone REIT and Whitestone REIT OP in the State Litigation.  Within five (5) days of the execution of this Release by all Parties, Hartman and Hartman Management will file a Motion to Dismiss with the United States District Court for the Southern District of Texas, dismissing with prejudice all of their claims against Whitestone REIT in the Federal Litigation.

3.           Release of Hartman.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Whitestone REIT, Whitestone REIT OP, Mastandrea, and Dee, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, do hereby forever release, discharge, and hold harmless Hartman and his past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, attorneys (including all attorneys who represented Hartman in either the Federal Litigation or the State Litigation), parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities, of any and all of them from any and all claims, demands, or suits by Whitestone REIT, Whitestone REIT OP, Mastandrea, or Dee, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

4.           Release of Hartman Management.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Whitestone REIT, Whitestone REIT OP, Mastandrea, and Dee, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever release, discharge, and hold harmless Hartman Management and its past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, employees, attorneys (including all attorneys who represented Hartman Management in either the Federal Litigation or the State Litigation), affiliates, successors (including without limitation Hartman Income REIT), assigns, predecessors and related entities, and any person claiming by or under any and all of them from any and all claims, demands, or suits by Whitestone REIT, Whitestone REIT OP, Mastandrea, or Dee, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

5.           Release of Hartman Income REIT.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Whitestone REIT, Whitestone REIT OP, Mastandrea, and Dee, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever release, discharge, and hold harmless Hartman Income REIT and its past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, employees, attorneys (including all attorneys who represented Hartman Income REIT in either the Federal Litigation or the State Litigation), affiliates, successors, assigns, predecessors and related entities (including without limitation Hartman Management), and any person claiming by or under any and all of them from any and all claims, demands, or suits by Whitestone REIT, Whitestone REIT OP, Mastandrea, or Dee, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

6.           Release of Whitestone REIT. For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hartman and Hartman Management, on behalf of their past, present, and future directors, trustees officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors (including without limitation Hartman Income REIT), assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever release, discharge, and hold harmless Whitestone REIT and its past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, attorneys (including all attorneys who represented Whitestone REIT in either the Federal Litigation or the State Litigation), parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities, of any and all of them from any and all claims, demands, or suits by Hartman or Hartman Management, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

7.           Release of Whitestone REIT OP.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hartman and Hartman Management, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors (including without limitation Hartman Income REIT), assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever release, discharge, and hold harmless Whitestone REIT OP and its past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, attorneys (including all attorneys who represented Whitestone REIT OP in either the Federal Litigation or the State Litigation), parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities, of any and all of them from any and all claims, demands, or suits by Hartman or Hartman Management, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

8.           Release of Mastandrea.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hartman and Hartman Management, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors (including without limitation Hartman Income REIT), assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever release, discharge, and hold harmless Mastandrea and his past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, attorneys (including all attorneys who represented Mastandrea in either the Federal Litigation or the State Litigation), parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities of any and all of them from any and all claims, demands, or suits by Hartman or Hartman Management, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

9.           Release of Dee.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hartman and Hartman Management, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors (including without limitation Hartman Income REIT), assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever release, discharge, and hold harmless Dee and his past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, attorneys (including all attorneys who represented Dee in either the Federal Litigation or the State Litigation), parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities of any and all of them from any and all claims, demands, or suits by Hartman or Hartman Management, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

10.           Release of Bass Berry & Sims PLC.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hartman and Hartman Management, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors (including without limitation Hartman Income REIT), assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever release, discharge, and hold harmless Bass Berry & Sims PLC and all attorneys employed by Bass Berry & Sims, including without limitation John A. Good, and their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities of any and all of them from any and all claims, demands, or suits by Hartman and Hartman Management, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

11.           Retraction of SEC Filings.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hartman and Hartman Management, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors (including without limitation Hartman Income REIT), assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever retract the statements made in the three documents filed with the Securities and Exchange Commission (“SEC”) that were part of the Federal Litigation, as follows: (a) Preliminary Proxy Statement of Hartman and Hartman Management filed November 29, 2006, (b) Definitive Additional Materials filed December 1, 2006, and (c) Non-Management Revised Preliminary Proxy Soliciting Material of Hartman and Hartman Management filed February 1, 2007.

12.           Release of Paragon and Its Trustees.  For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hartman and Hartman Management, on behalf of their past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, parents, subsidiaries, affiliates, successors (including without limitation Hartman Income REIT), assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, does hereby forever release, discharge, and hold harmless Paragon Real Estate Equity and Investment Trust (“Paragon”) and its past, present, and future directors, trustees, officers, shareholders, general partners, limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities of any and all of them from any and all claims, demands, or suits by Hartman or Hartman Management, known or unknown, fixed or contingent, liquidated or unliquidated, arising from or related to the subject matter of the State Litigation or the Federal Litigation.

13.           No Prior Transfer of Claims. By executing this Release, each Party represents and warrants that it has not sold, assigned, transferred, or otherwise conveyed any of the claims, rights or causes of action that it had, has, or may have against any other Party.

14.           Authority.  Each Party to this Release represents and warrants that the execution and delivery of this Release and the performance of such Party’s obligations hereunder will not violate its certificate of incorporation or bylaws or partnership agreement and will not conflict with or cause a breach under any agreement to which it is a party or by which its assets may be bound; and that each person signing this Release has the power and authority to sign this Release and to bind the entity on whose behalf it is signing and to carry out its obligations hereunder.

15.           Presumption.  This Release has been drafted by the Parties hereto and shall not be construed against one Party in favor of any other Party by reason of any presumption concerning the Party drafting this Release.

16.           Cooperation.  The Parties agree to cooperate fully to execute any and all necessary supplementary documents and to take all additional steps or actions which may be necessary or appropriate in order to give full force and effect to the terms and intent of this Release.

17.           No Admissions. Nothing contained herein shall be deemed an admission by any Party hereto; provided, however, any indemnity right that exists under the Amended and Restated Management Agreement, dated September 1, 2004, between Hartman Commercial Properties REIT and Hartman REIT Operating Partnership, L.P., on one side, and Hartman Management, on the other side, is not eliminated by this provision.

18.           Counterparts.  This Release may be executed by the Parties in one or more facsimile counterparts and such facsimile counterparts shall each be deemed an original signature for all purposes including interpretation under governing law.

IN WITNESS THEREOF, the Parties hereto have caused this Release to be duly executed as of the day and year first written below.

(remainder of this page intentionally left blank)

Date: ________________________	Whitestone REIT By: ________________________ Name: James C. Mastandrea Title: Chairman and CEO
Date: ________________________	Whitestone REIT OP By: ________________________ Name: James C. Mastandrea Title:
Date: ________________________	James C. Mastandrea By: _________________________ Name: James C. Mastandrea
Date: ________________________	John J. Dee By: _________________________ Name: John J. Dee
Date: ________________________	Paragon Real Estate Equity and Investment Trust By: _________________________ Name: James C. Mastandrea Title: Chairman and CEO

E-1

Date: ________________________	Allen R. Hartman By: _________________________ Name: Allen R. Hartman
Date: ________________________	Hartman Management By: _________________________ Name: Allen R. Hartman Title:
Date: ________________________	Hartman Income REIT By: _________________________ Name: Allen R. Hartman Title: Chairman and CEO

E-2